Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Neal E. Arnold, the President and Chief Executive Officer of FirstSun Capital Bancorp (the “Company”), hereby certify in my capacity as an executive officer of the Company that, to my knowledge:
1. The quarterly report of the Company on Form 10-Q for the quarter ended June 30, 2026 as filed with the Securities and Exchange Commission on this date (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2026

                        /s/ Neal E. Arnold
                        ________________________________
                        Neal E. Arnold
                        President and Chief Executive Officer
                        (Principal Executive Officer)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert A. Cafera, Jr., the Senior Executive Vice President and Chief Financial Officer of FirstSun Capital Bancorp (the “Company”), hereby certify in my capacity as an executive officer of the Company that, to my knowledge:
1. The quarterly report of the Company on Form 10-Q for the quarter ended June 30, 2026 as filed with the Securities and Exchange Commission on this date (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2026

                        /s/ Robert A. Cafera, Jr.
________________________________
                        Robert A. Cafera, Jr.
                        Senior Executive Vice President and Chief Financial Officer
                        (Principal Financial Officer and Principal Accounting Officer)